                                  EXHIBIT 10.1


                                CONTRACT BETWEEN
                       SAN FELIPE DEL RIO CONSOLIDATED ISD
                                       AND
                                       MSI

                              DATED JULY 7, 1998.

                           CONTRACT ADDENDUM BETWEEN
                           MICRO-MEDIA SOLUTIONS, INC.
                                       AND
                       SAN FELIPE DEL RIO CONSOLIDATED ISD


The RFP#98-11 for San Felipe Del Rio Consolidated ISD and the response from Micro-Media Solutions is a Contract for materials and services as therein set out and the terms of the Contract are:

This Contract includes the basic proposal in the amount of $   496,380.58  ;
                                                           ----------------
(1)  Plus, Alternate One in the amount of $   264,899.65  ;
                                          ----------------
(2)  Plus, Alternate Two in the amount of $   137,500.00  ;
                                          ----------------
(3)  Plus, Alternate Three in the amount of $   127,399.65  ;
                                          ----------------
for a total Contract amount of $   761,280.23  .
                               ----------------
The items to be purchased are listed on the Request for Proposal.

The payment terms for these items plus labor are as follows:

Materials:

All materials will be procured and delivered to SFDRCISD warehouse within 2 weeks of contract award. Materials will be purchased by Micro-Media Solutions, Inc. Upon delivery of such materials into SFDRCISD warehouses and sign off (acceptance) of goods for this project by an authorized representative of SFDRCISD, Micro-Media Solutions, Inc. will be paid by SFDRCISD. This billing includes all cabling materials, network electronic equipment, and services for WAN support. See Schedule "A" attached.

Labor:

Cat 5 cabling labor and network electronic equipment installation for all campuses will be invoiced in progressive payments by school district as each school is completed in regards to the cable and network electronic equipment installation. Prior to billing, each campus will be inspected and signed off as approved by an authorized representative of SFDRCISD. A ten percent retainer will be held by SFDRCISD until the project is complete and final sign off is approved by an authorized representative of SFDRCISD. See Schedule "A" attached.

Outside plant (fiber optic wide area network) will be invoiced in progressive payments on a per foot completion basis monthly until complete. Prior to billing, installation of fiber which is complete and ready for billing will be inspected and signed off as approved by an authorized representative of SFDRCISD. A ten percent retainer will be held by SFDRCISD until the project is complete and


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FINAL SIGN OFF IS APPROVED BY AN AUTHORIZED REPRESENTATIVE OF SFDRCISD. SEE
SCHEDULE "A" ATTACHED.

Training will be billed after SFDRCISD selected staff has completed such exercises. The schedule for training will be available for selection as appropriate by SFDRCISD. See Schedule "A" attached.

SCHEDULE:

The Schedule for completion of this project is 90 calendar days (or 120 calendar days if Alternate One, Two or Three are selected) from contract award. This schedule includes all work as agreed upon by both parties. It is assumed and requested that a SFDRCISD authorized representative will provide timely access to materials and buildings in order to perform required contracted installation.

FINAL PAYMENT:

Final payment (and the ten percent retainer) will be made by SFDRCISD ONLY upon final completion of this project and its unqualified acceptance by SFDRCISD.

VENUE:

This project is performable in Val Verde County, Texas, including the payment of all funds by SFDRCISD to Micro-Media Solutions, Inc.. It is agreed by the parties that exclusive venue and jurisdiction for any dispute (or lawsuit) between the parties hereto lies exclusively in Val Verde County, Texas.

EXECUTED this 7th day of July, 1998, in duplicate originals.


J. MOTA                             MAYO DELEON
--------------------------------    --------------------------------
Signature of Authorized Official    Signature of Authorized Official
SAN FELIPE DEL RIO CISD             MICRO-MEDIA SOLUTIONS, INC.


JACK MOTA, ACTING SUPT.             MAYO DELEON (Director of Sales)
--------------------------------    --------------------------------
Typed or Printed Name & Title       Typed or Printed Name & Title


  07.07.98     Date:                   7-7-98     Date:
---------------     ------------    --------------     -------------
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DEL RIO ISD

                                     BILLED AT      BILLED AS                     BILLED AT      BILLED AS
                                      1 TIME        COMPLETED                      1 TIME        COMPLETED
                                     MATERIALS        LABOR           TOTAL       MATERIALS        LABOR          TOTAL
William B. Travis Elem. School       $ 2,365.77     $ 1,320.80     $ 3,686.57     $ 1,640.00     $    70.00     $ 1,710.00
Warehouse                            $ 1,052.05     $   764.08     $ 1,816.13     $ 1,640.00     $    70.00     $ 1,710.00
Transportation                       $ 1,359.88     $   862.71     $ 2,222.59     $ 1,640.00     $    70.00     $ 1,710.00
Technology                           $ 1,459.78     $ 1,245.73     $ 2,705.51     $ 1,640.00     $    70.00     $ 1,710.00
Stephen F. Austin Elem. School       $ 2,192.06     $ 1,264.25     $ 3,456.31     $ 1,640.00     $    70.00     $ 1,710.00
Special Education                    $ 1,126.30     $   651.95     $ 1,778.25     $ 1,928.00     $   275.00     $ 2,203.00
San Filipe Middle School             $ 2,432.35     $ 1,450.96     $ 3,883.31     $ 3,714.00     $   155.00     $ 3,869.00
Sam Houston Kindergarten             $ 2,636.41     $ 1,772.82     $ 4,409.23     $ 3,714.00     $   155.00     $ 3,869.00
Ruben Chavira Elem. School           $ 1,393.59     $   844.68     $ 2,238.27     $ 1,640.00     $    70.00     $ 1,710.00
Northern Heights Elem. School        $ 2,174.98     $ 1,951.79     $ 4,126.77     $ 1,640.00     $    70.00     $ 1,710.00
Memorial Middle School               $ 1,258.15     $ 1,060.15     $ 2,318.30     $ 1,640.00     $    70.00     $ 1,710.00
Lamar Elem. School                   $ 1,930.08     $ 1,030.56     $ 2,960.66     $ 1,640.00     $    70.00     $ 1,710.00
Garfield West Elem. School           $ 1,380.80     $   877.83     $ 2,238.63     $ 1,640.00     $    70.00     $ 1,710.00
Garfield East Elem. School           $ 1,823.10     $ 1,163.50     $ 2,986.60     $ 1,640.00     $    70.00     $ 1,710.00
Eastside Elem. School                $ 2,094.89     $ 1,458.78     $ 3,553.45     $ 3,714.00     $   155.00     $ 3,869.00
Dr. Fermin Calderon Elem. School     $ 2,564.96     $ 2,278.58     $ 4,843.54     $ 1,640.00     $    70.00     $ 1,710.00
Del Rio Middle School                $ 2,763.48     $ 2,455.54     $ 5,219.02     $ 3,714.00     $   155.00     $ 3,869.00
Del Rio High School                  $   748.44     $   261.95     $ 1,010.39     $ 2,285.00     $   100.00     $ 2,385.00
Del Rio Freshmen School              $   732.31     $   222.95     $   955.26     $ 1,675.00     $    70.00     $ 1,745.00
Cosmetology                          $   861.40     $   483.60     $ 1,345.00     $ 1,640.00     $    70.00     $ 1,710.00
Buena Vista Elem. School             $ 2,263.15     $ 3,015.35     $ 5,278.50     $ 1,640.00     $    70.00     $ 1,710.00
Alternative Learning Center          $   784.47     $   396.99     $ 1,181.46     $ 1,640.00     $    70.00     $ 1,710.00
Administration Annex Bldg. 1         $ 8,232.84     $   342.23     $ 8,575.07     $ 2,285.00     $   100.00     $ 2,385.00
Administration Annex Bldg. 2         $ 1,732.94     $ 2,119.18     $ 3,852.10     $ 2,000.00     $    85.00     $ 2,085.00
Administration                       $ 2,740.97     $ 2,665.00     $ 5,405.97     $42,720.00     $ 1,505.00     $44,225.00
                                     ----------     ----------     ----------     ----------     ----------     ----------
                                     $50,084.95     $31,961.94     $82,046.89     $92,349.00     $ 3,805.00     $96,154.00

-----------------------------------
Billed at 1 time                             Infrastructure Materials:                         $ 50,084.95
Billed as completed per school               Infrastructure Labor:                             $ 31,961.94
-----------------------------------                                                            -----------
                                             Total Infrastructure:                             $ 82,046.39
-----------------------------------
Billed at 1 time                             Network Electronic Materials:                     $ 92,349.00
                                                                                               -----------
Billed as completed per school               Network Electronic Labor:                         $  3,805.00
-----------------------------------                                                            -----------
                                             Total Network:                                    $ 96,154.00
                                                                                               -----------
                                             Total:                                            $178,200.39
-----------------------------------
Billed at 1 time                             Total OSP Materials:                              $ 88,677.12
Billed as completed per foot                 Total OSP Labor:                                  $206,038.00
-----------------------------------                                                            -----------
                                             Total OSP:                                        $294,715.12

                                             OSP Labor Per Ft.:                                $      2.11
-----------------------------------
Billed at 1 time                             Training:                                         $  1,395.00
Billed at 1 time                             3 Servers for WAN support:                        $ 18,794.07
Billed as completed                          Additional Fiber Run:                             $  3,276.00
-----------------------------------
                                             Total Project:                                    $496,380.58

                                             Additional Cable Drops price each                 $    250.00
-----------------------------------
Billed as completed per school           Optional Total drop is additional drops is 550        $137,500.00
-----------------------------------

-----------------------------------
Billed at 1 time                         Optional 20 Additional Strands of Fiber               $127,399.65
-----------------------------------
                                              GRAND TOTAL WITH OPTIONS                         $761,280.23